UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2015

CESCA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-16375	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California  95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountant.

(a)  On May 6, 2015, Ernst & Young LLP ("E&Y") informed the Chairman of Cesca Therapeutics Inc.'s (the "Company") audit committee that E&Y was resigning as the Company's independent registered public accounting firm.  E&Y's resignation has been accepted by the Company's audit committee.

The report of E&Y on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2014 and 2013, and in the subsequent interim period through May 6, 2015, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report.

Subsequent to the completion of the audit of the Company's financial statements for the year ended June 30, 2014, E&Y determined that a deficiency in the Company's governance practices exists which was concluded to represent a material weakness in the Company's internal control over financial reporting.  This issue was discussed by the audit committee and the Company is developing plans to remediate this material weakness, including the engagement of an independent outside counsel to further review its corporate governance procedures and to recommend appropriate changes.

The Company has requested E&Y to furnish the Company a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 12, 2015, is filed as Exhibit 16 to this Form 8-K.

The Company has not yet engaged a successor independent registered public accounting firm. The Company has authorized E&Y to respond fully to the inquiries of the successor accountant regarding the material weakness.  The Company will file a Report on Form 8-K to report its engagement of a successor independent registered public accounting firm as required by Item 4.01 of Form 8-K.

Item 8.01. Other Events.

On May 12, 2015, the Company issued a press release announcing the resignation of E&Y the Company's independent registered public accounting firm for fiscal year 2015, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.                          Exhibit Description
16.1	Ernst & Young LLP letter to Securities and Exchange Commission dated May 12, 2015.
99.1	Press release titled "Cesca Therapeutics Announces Change in Corporate Auditors", dated May 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.
a Delaware Corporation

Dated:  May 12, 2015                                                                  /s/ Robin C. Stracey
Robin C. Stracey
Interim Chief Executive Officer